UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

August 30, 2019

WageWorks, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-35232	94-3351864
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1100 Park Place, 4th Floor

San Mateo, California

94403

(Address of Principal Executive Offices, and Zip Code)

(650) 577-5200

Registrant’s Telephone Number, Including Area Code

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock	WAGE	The New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

This Current Report on Form 8-K is being filed in connection with the completion of the transactions contemplated by that certain Agreement and Plan of Merger (the “Merger Agreement”), by and among WageWorks, Inc., a Delaware corporation (“WageWorks”), HealthEquity, Inc., a Delaware corporation (“HealthEquity”) and Pacific Merger Sub Inc., a Delaware corporation and a wholly owned subsidiary of HealthEquity (“Merger Sub”). On August 30, 2019, pursuant to the Merger Agreement, Merger Sub merged with and into WageWorks, with WageWorks continuing as the surviving entity and a wholly owned subsidiary of HealthEquity (the “Merger”).

Item 1.02	Termination of a Material Definitive Agreement

Loan Agreement. As previously reported, WageWorks entered into that certain Second Amended and Restated Credit Agreement, by and among WageWorks, MUFG Union Bank, N.A. (formerly Union Bank, N.A.), Wells Fargo Bank National Association, Suntrust Bank, UMB Bank, N.A., KeyBank National Association, and Comerica Bank, dated April 4, 2017 (the “Loan Agreement”). In connection with the closing of the Merger, on August 30, 2019, WageWorks (i) repaid all of the outstanding obligations in respect of principal, interest, fees and other amounts due under the Loan Agreement, (ii) terminated the commitments under the Loan Agreement and (iii) terminated the Loan Agreement. No prepayment premium or early termination penalties were incurred by WageWorks or any of its subsidiaries in connection with the termination of the Loan Agreement, termination of the commitments thereunder or the prepayment of the obligations outstanding thereunder, subject to customary “breakage” costs payable with respect to LIBOR-denominated loans.

Item 2.01	Completion of Acquisition or Disposition of Assets

As a result of the Merger, WageWorks became a wholly owned subsidiary of HealthEquity and each issued and outstanding share of WageWorks common stock outstanding at the time of the Merger (other than shares (i) owned in treasury by WageWorks, (ii) owned by HealthEquity, Merger Sub or any other wholly owned subsidiary of HealthEquity, and (iii) held by WageWorks stockholders who perfected their appraisal rights with respect to the Merger) were cancelled and automatically converted into the right to receive $51.35 in cash, without interest (the “Merger Consideration”).

Additionally, at the effective time of the Merger:

(x)	each outstanding WageWorks stock option (whether vested or unvested) was cancelled and, if the exercise price per share of such stock option was less than $51.35, was exchanged for an amount of cash, without interest, equal to (1) the Merger Consideration less the applicable exercise price per share with respect to such stock option multiplied by (2) the number of shares covered by such stock option;

(y)	each outstanding award of WageWorks restricted stock units (“RSUs”) subject to only time-based vesting conditions (1) granted prior to June 26, 2019 was fully vested and entitled to receive the Merger Consideration for each share covered by such award or (2) granted on or after June 26, 2019, was, as of the effective time of the Merger, assumed by HealthEquity and converted automatically into an award of RSUs covering an adjusted (based on the ratio of the Merger Consideration to $0.7795) number of shares of common stock of HealthEquity and will continue to have, and be subject to the same terms and conditions applicable to such RSUs immediately prior to the effective time of the Merger (the “Assumed RSU Awards”); and

(z)	each outstanding award of WageWorks RSUs granted prior to June 26, 2019 and subject to performance-based vesting conditions (each, a “Performance Unit”) (1) in the case of any Performance Unit for which the performance period was complete but for which the board of directors of WageWorks had not determined the achievement of the underlying performance goals, vested based on actual performance, (2) in the case of any Performance Unit for which the performance period was incomplete, vested based on target performance, and (3) in the case of any Performance Unit that had not vested in accordance with clause (1) or (2), was cancelled for no consideration. Each Performance Unit that vested according to the previous sentence was cancelled in exchange for an amount of cash, without interest, equal to the Merger Consideration multiplied by the number of shares covered by such vested Performance Unit.

In connection with the consummation of the Merger, WageWorks repaid approximately $117 million of loans outstanding under its revolving credit facility.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to (i) the other items of this Current Report on Form 8-K and (ii) the Merger Agreement, which is filed herewith as Exhibit 2.1 and is incorporated by reference herein.

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Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

The information set forth under Item 2.01 is incorporated herein by reference.

In connection with the closing of the Merger, WageWorks notified the New York Stock Exchange (“NYSE”) on August 30, 2019 that each outstanding share of WageWorks common stock (except as described in Item 2.01 hereof) was converted pursuant to the Merger Agreement as described under Item 2.01, and WageWorks requested that NYSE delist the WageWorks common stock and file with the Securities and Exchange Commission a notification of removal from listing on Form 25 to report that WageWorks common stock will no longer be listed on NYSE. Trading of the WageWorks common stock on NYSE was suspended prior to the opening of trading on August 30, 2019.

WageWorks intends to file with the Securities and Exchange Commission a certification on Form 15 under the Securities Exchange Act of 1934 (“Exchange Act”), requesting the termination of WageWorks’ Section 12 registration and reporting obligations under Section 13 of the Exchange Act and the suspension of WageWorks’ reporting obligations under Section 15(d) of the Exchange Act, in each case with respect to the WageWorks common stock.

Item 3.03	Material Modification to Rights of Security Holders

The information set forth under Item 2.01, Item 3.01 and Item 5.03 is incorporated herein by reference.

Pursuant to the Merger Agreement and in connection with the consummation of the Merger, each outstanding share of WageWorks common stock (except as described in Item 2.01 hereof) was converted into the right to receive the Merger Consideration.

Item 5.01	Changes in Control of Registrant

The information set forth under Item 2.01, Item 3.01 and Item 5.02 is incorporated herein by reference.

As a result of the Merger, a change in control of WageWorks occurred, and WageWorks became a wholly owned subsidiary of HealthEquity. The total amount of consideration payable to WageWorks’ equityholders in connection with the Merger was approximately $2 billion. The funds used by HealthEquity to consummate the Merger and complete the related transactions came from HealthEquity’s cash on hand, WageWorks’ cash on hand and the proceeds received in connection with debt financing pursuant to a $1.25 billion senior secured term loan and a revolving line of credit of up to $350 million under the Credit Agreement, dated as of August 30, 2019, by and among HealthEquity, as borrower, each lender from time to time party thereto, Wells Fargo Bank, N.A., as administrative agent, and other parties thereto.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

The information set forth under Item 2.01 is incorporated herein by reference.

Effective as of the closing of the Merger, the following persons, who were the directors of Merger Sub, became directors of WageWorks: Jon Kessler, Darcy Mott and Ted Bloomberg. The following persons, who were directors of WageWorks immediately prior to the closing of the Merger, are no longer directors of WageWorks: Stuart Harvey Jr., Edgar Montes, Thomas Bevilacqua, Bruce Bodaken, Carol Goode, Jerome Gramaglia, Robert Metzger and George Scanlon.

Effective as of the closing of the Merger, the following persons, who were the officers of Merger Sub, became officers of WageWorks: Jon Kessler, Darcy Mott, Ted Bloomberg, Tyson Murdock, Cordell Eggett and Del Ladd. Edgar Montes, Ismail Dawood, Scott Rose and John Saia, who were officers of WageWorks immediately prior to the closing of the Merger, are no longer officers of WageWorks.

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Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

The information set forth under Item 2.01 is incorporated herein by reference.

Effective as of the closing of the Merger, the certificate of incorporation of WageWorks, as in effect immediately prior to the Merger, was amended and restated to be in the form of the certificate of incorporation attached as Exhibit 3.1, which is incorporated herein by reference.

Effective as of the closing of the Merger, the bylaws of WageWorks were amended and restated to be in the form of the bylaws attached as Exhibit 3.2, which is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure

On August 30, 2019, Health Equity issued a press release announcing the completion of the Merger, a copy of which is attached hereto as Exhibit 99.1.

The information in Exhibit 99.1 is being furnished to the Securities and Exchange Commission and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits

(d)       Exhibits

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of June 26, 2019, by and among HealthEquity, Inc., WageWorks, Inc. and Pacific Merger Sub Inc. (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K of WageWorks, Inc., filed on June 27, 2019)*
3.1	Amended and Restated Certificate of Incorporation of WageWorks, Inc.
3.2	Amended and Restated Bylaws of WageWorks, Inc.
99.1	Press Release of HealthEquity, Inc., dated August 30, 2019.

* Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. WageWorks hereby undertakes to furnish supplementally copies of any of the omitted schedules upon request by the SEC.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WAGEWORKS, INC.

By:	/s/ Darcy Mott
Darcy Mott
Chief Financial Officer

Date: August 30, 2019

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